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                                                            Exhibit 10.3

CHRISTOPHER J. CHRISTIE
United States Attorney
STUART A. MINKOWITZ
Assistant U.S. Attorney
970 Broad Street, Suite 700
Newark, NJ 07102
Tel. (973) 645-2925
Fax. (973) 297-2010
email: stuart.minkowitz@usdoj.gov
SAM-2692

                                              UNITED STATES DISTRICT COURT
                                                 DISTRICT OF NEW JERSEY

UNITED STATES, EX REL.                        HON. JOSEPH A. GREENAWAY, JR.
LORENZO MARRERO,                              Civil Action No. 03-5359 (JAG)

                     Plaintiff(s),
           v.

                                              DISMISSAL ORDER

TRANSTECHNOLOGY
CORPORATION AND
BREEZE-EASTERN, A
DIVISION OF TRANSTECHNOLOGY
CORPORATION,

                    Defendant(s).

      The United States, Relator, and Defendants have agreed to settle the matters at issue in this case, pursuant to the False Claims Act, 31 U.S.C.
Section 3730(b)(l) and request that this case be dismissed with prejudice.

      The United States and Defendants have agreed that each will bear their own costs, attorneys' fees and expenses. The Relator, Lorenzo Marrero, has reached agreement with the Defendants as to payment of attorneys' fees, expenses and costs, pursuant to 31 U.S.C. Section 3730(d)(1) as provided in the Settlement Agreement. Relator and the United Sates have agreed to a Relator's share pursuant to 31 U.S.C. Section 3730(d)(l).

      Accordingly, in light of the settlement agreements, and for good cause having been shown, therefore;

      IT IS on this 8th day of September, 2005;

      ORDERED that the above-captioned case be and hereby is DISMISSED with prejudice, except that the Court retains jurisdiction to decide any issues arising in connection with the enforcement of the terms of the attached Settlement Agreement.

                                              /s/ JOSEPH A. GREENAWAY, JR.
                                              ----------------------------------
                                              HON. JOSEPH A. GREENAWAY, JR.
                                              United States District Judge